UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

                        4906 Point Fosdick Dr., Suite 102
                              Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                         Reality Wireless Networks, Inc.


Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

                  On November 10, 2004 Reality Wireless Networks, Inc. ("Registrant") and Genesis Electronics, Inc. ("Genesis"), entered into an agreement to merge Genesis with and into Registrant and to rename Registrant Genesis Electronics, Inc., (the "reverse merger"). The agreement provides that all of the shares of common stock of Genesis issued and outstanding at the time the merger becomes effective under applicable state law (the "Effective Time"), will be converted into common stock of Registrant such that the current holder of Genesis common stock will hold 97% of all shares of Registrant's common stock outstanding immediately after the closing of this merger transaction. The obligation of Genesis to close is conditioned on, among other things, the satisfactory completion of due diligence review and the reduction of Registrant's liabilities to $50,000 or less. The agreement may be terminated at any time prior to the Effective Time by written agreement; by Genesis for breach of any of the representations and warranties or covenants of Registrant if such breach is not cured within thirty days of written notice; by Registrant for breach of any Genesis representations and warranties or covenants if such breach is not cured within thirty days of written notice.

Section 2 - Financial Information
Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

         On November 11, 2004 Registrant issued shares of common stock to Steve Careaga in the amount of 13,500,000 shares. The common stock is issued to Careaga in his capacity as Chief Financial Officer and director as consideration of services past and continuing and subject to substantial conditions constituting events of forfeiture. Under conditions of the issuance, Careaga must raise capital in excess of $4,000,000 within 90 days following this issuance or forfeit the shares.

         The stock was sold by Registrant pursuant to a board of directors' resolution in reliance on the Securities Act of 1933 and an exemption from the registration provisions of that law contained in section 4 (2) thereof.


Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management
Section 6 - [Reserved]

Section 7 - Regulation FD
Section 8 - Other Events

Item 8.01 Other Events

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         The financial statements of Genesis and pro forma financial statements of the combined entities will be filed by amendment or by inclusion in the Form 10KSB due to be filed with the SEC by December 29, 2004 in which case the required financial information will be incorporated by reference in an amendment to this Form 8-K.

EXHIBIT
 NUMBER         DESCRIPTION                                   LOCATION

  2.2           Agreement and Plan of Merger                  Filed Herewith
 10.14          Material Agreement                            Filed Herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REALITY WIRELESS NETWORKS, INC.
                                          (Registrant)


Date:

/s/ Steve Careaga
-------------------------------
Steve Careaga, Chief Executive Officer